ITEM 1. REPORT TO STOCKHOLDERS


John Hancock
Financial
Trends Funds, Inc.

SEMI
ANNUAL
REPORT

6.30.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc., flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year.

With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year.

As portfolio manager Jim Schmidt discusses on the following pages, financial stocks flourished as well in the first half of the year, performing slightly better than the broad market. But there was a rotation in leadership away from the small and midsize regional banks toward the market-sensitive financial companies and larger banks. With its increasingly diverse portfolio of financial stocks, John Hancock Financial Trends Fund, Inc., performed well in the first half, returning 11.33% at net asset value.

Whether the market rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

In any event, we remain encouraged about the Fund's prospects, given the broad positive trends within the financial sector, including consolidation and the new more favorable tax treatment of stock dividends, which banks and other financial companies typically pay.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of the John Hancock Financial Trends Fund, Inc.

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
current income as
a secondary objec-
tive by investing
primarily in stocks
of U.S. and foreign
financial services
companies of any
size.

Over the last six months

* The stock market staged a strong rebound as hopes for economic recovery grew.

* Financial stocks fared better than the overall market.

* The Fund's best performers were the higher-risk financial stocks with ties to the market.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc.."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.33% total return for John Hancock Financial Trends Fund, Inc. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   Citigroup, Inc.
 2.8%   Wells Fargo & Co.
 2.6%   Marsh & McLennan Cos., Inc.
 2.5%   SouthTrust Corp.
 2.5%   Compass Bancshares, Inc.
 2.5%   Bank of America Corp.
 2.4%   Wachovia Corp.
 2.4%   U.S. Bancorp
 2.3%   Legg Mason, Inc.
 2.2%   Merrill Lynch & Co., Inc.

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH, AND THOMAS C. GOGGINS,
PORTFOLIO MANAGERS

John Hancock
Financial Trends Fund, Inc.

In the first three months of 2003, stocks remained volatile, due to concerns about a weak economy, war with Iraq, corporate malfeasance and questionable earnings. But in April, investors shrugged off their fears, believing the economy was on the mend, relieved at the brief war and encouraged by tax cuts. Stocks staged a strong rally that lasted through June, to end the first half of 2003 with solid gains. For the six months ended June 30, 2003, the broad market, as measured by the Standard & Poor's 500 Index, returned 11.75%.

The financial sector mirrored the market's trend, but there was a distinct rotation in leadership of the group. As the market gained strength, the more aggressive, higher-risk financial stocks with ties to the market -- including brokerage firms, asset managers, life insurance companies and large money center banks -- produced outsized gains, many advancing 20% to 30% in the second quarter alone. By contrast, gains for the small and midsize regional banks, which had dominated the group for almost three years, were more modest.

"Stocks staged a
 strong rally...to end
 the first half of 2003
 with solid gains."

FUND PERFORMANCE

For the six months ended June 30, 2003, John Hancock Financial Trends Fund, Inc. posted a total return of 11.33% at net asset value, compared with the 12.51% return of the average open-end financial services fund, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

MARKET-RELATED NAMES SURGE

Following the market trend, some of the Fund's best performers were non-bank financial companies that had gotten beaten down during the market's long decline, and stood to benefit most from a recovery in credit quality and market activity. Among our bigger contributors were financial services giant Citigroup; brokerage firm and asset manager Legg Mason; insurance company Marsh & McLennan, with its Putnam asset management arm; and investment banker Lehman Brothers.

[Photos of Jim Schmidt, Lisa Welch and Tom Goggins flush right next to first paragraph.]

Among our bank holdings, the best performers, including First Tennessee, were those that had a strong emphasis on mortgage banking and fixed-income activity, which dominated market activity until only recently. In addition, larger-cap banks that were perceived to have leverage to the credit and market recoveries also did well, including U.S. Bancorp, Bank of America and Wachovia.

EARNINGS WORRIES HIT MID CAPS

The Fund's biggest detractors were small and midsize banks that had earnings disappointments, which prompted investor concerns that revenue growth would become more difficult for them. The fear was that the prolonged low interest-rate environment was continuing to cause margin pressure, at the same time that commercial loan growth was not yet showing signs of picking up. That hurt our stakes in National Commerce Financial Corp., TCF Financial Corp. and First Charter Corp. Another disappointment was Seacoast Banking Corp. of Florida, which had provided stellar returns for several years, but lagged in this period, as its stock price had already reached lofty levels.

"...some of the Fund's
 best performers were
 non-bank financial
 companies that...stood
 to benefit most from a
 recovery in credit quality
 and market activity."

RETURN TO CONSOLIDATION?

During the period, there were two bank takeovers in the Fund. BB&T's stock tumbled after it announced its intent to buy First Virginia in a deal the market considered too rich. The Fund held both banks and was hurt by BB&T but benefited from our sizeable stake in First Virginia, whose stock rose. The other transaction involved Superior Financial, which was bought by Arvest, a privately held Arkansas bank. Superior's stock rose by 29% after the announcement and we sold it. We believe these moves could signal a resurgence in bank consolidation activity -- either as a means for an acquiring bank to find revenue growth, or for a seller to cash in at a higher price now, in case revenue and earnings growth slow later.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks -- Southeast 26%, the second is Banks -- Super Regional 14%, the third Insurance -- Life 9%, the fourth Broker services 7%, and the fifth Banks -- Midwest 7%.]

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

NON-BANK FINANCIAL STAKE GROWS

During the period we continued our efforts to make the Fund more diversified within the financial sector. We sold some of the small-cap banks that have done so well for us, and continued to add non-bank names when their stock prices were beaten down. New additions included insurance giant American International Group, brokerage firm Merrill Lynch and mortgage lender Freddie Mac, after it announced it was replacing its senior management team in the midst of a re-audit of the company's financials. And we branched out into financial technology with the addition of Intuit. Finally, we added to our position in Citigroup, which we believe still has room to advance even after its strong run-up in this period. Overall, this increased diversification served the Fund well this period.

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by an up arrow with the phrase "Back in favor." The second listing is First Tennessee followed by an up arrow with the phrase "Mortgage Banking powerhouse." The third listing is BB&T followed by a down arrow with the phrase "Market dislikes high-priced acquisition."]

A LOOK AHEAD

After their recent surge forward, financial stocks could soon take a breather, waiting to see if company fundamentals catch up to stock prices. Going forward, for banks in particular, we also believe earnings and stock results will vary widely as some managements better navigate their companies through a potential slow-growth period. That said, there are several factors keeping us optimistic about financial stocks' longer-term prospects. With the new favorable tax treatment for stock dividends, we believe more financial companies, which typically pay dividends, will increase their dividend ratios, following the lead of Bank of America, which recently increased its dividend payout by 25%. Consolidation appears to be resuming in a more healthy fashion than the mega-deals of the late 1990s. And with the Fund's increased exposure to non-bank financial stocks, we believe we have greater potential to benefit from longer-term growth in the financial industry.

"Consolidation appears
 to be resuming in a more
 healthy fashion..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 98.31%                                                                                      $62,794,211
(Cost $42,401,197)

Banks -- Midwest 6.54%                                                                                      4,174,364
 25,997   BOK Financial Corp.*                                                                              1,002,704
 27,562   Commerce Bancshares, Inc.                                                                         1,073,540
 22,000   Fifth Third Bancorp.                                                                              1,261,480
 21,000   TCF Financial Corp.                                                                                 836,640

Banks -- Money Center 3.88%                                                                                 2,481,500
 46,000   Citigroup, Inc.                                                                                   1,968,800
 15,000   J.P. Morgan Chase & Co.                                                                             512,700

Banks -- Northeast 3.75%                                                                                    2,397,770
 13,500   M&T Bank Corp.                                                                                    1,136,970
 32,000   State Street Corp.                                                                                1,260,800

Banks -- Southeast 26.43%                                                                                  16,878,758
 17,900   ABC Bancorp.                                                                                        256,507
  9,000   Alabama National Bancorp.                                                                           436,320
 38,167   BancorpSouth, Inc.                                                                                  795,782
 21,062   Capital City Bank Group, Inc.                                                                       762,444
 43,112   Colonial BancGroup, Inc.                                                                            597,963
 28,441   Commercial Bankshares, Inc.                                                                         845,267
 46,525   Compass Bancshares, Inc.                                                                          1,625,118
 12,355   First Bancorp. of North Carolina                                                                    320,118
 28,500   First Charter Corp.                                                                                 495,900
 22,580   First Tennessee National Corp.                                                                      991,488
 30,462   First Virginia Banks, Inc.                                                                        1,313,521
 10,500   Hancock Holding Co.                                                                                 494,130
 56,512   LSB Bancshares, Inc.                                                                                978,223
 53,028   National Commerce Financial Corp.                                                                 1,176,691
 52,800   Peoples Banctrust, Co., Inc.                                                                        792,000
 40,000   Pinnacle Financial Partners, Inc.*                                                                  638,000
 63,200   Seacoast Banking Corp. of Florida                                                                 1,076,928
 16,850   Southern Financial Bancorp., Inc.                                                                   514,936
 59,790   SouthTrust Corp.                                                                                  1,626,288
 32,000   Trustmark Corp.                                                                                     815,040
 10,200   Whitney Holding Corp.                                                                               326,094

Banks -- Southwest 0.85%                                                                                      543,464
 10,000   Southwest Bancorp. of Texas, Inc.*                                                                  325,100
  9,300   Summit Bancshares, Inc.                                                                             218,364

Banks -- Super Regional 14.28%                                                                              9,117,658
 19,924   Bank of America Corp.                                                                             1,574,594
 28,000   Bank One Corp.                                                                                    1,041,040
 22,000   PNC Financial Services Group                                                                      1,073,820
  9,292   SunTrust Banks, Inc.                                                                                551,387
 62,500   U.S. Bancorp.                                                                                     1,531,250
 38,822   Wachovia Corp.                                                                                    1,551,327
 35,600   Wells Fargo & Co.                                                                                 1,794,240

Banks -- West 2.64%                                                                                         1,687,755
 18,000   City National Corp.                                                                                 802,080
 17,500   Zions Bancorp.                                                                                      885,675

Broker Services 7.41%                                                                                       4,734,565
 24,500   Edwards (A.G.) Inc.                                                                                 837,900
 20,000   Lehman Brothers Holdings, Inc.                                                                    1,329,600
 30,000   Merrill Lynch & Co., Inc.                                                                         1,400,400
 35,300   Raymond James Financial, Inc.                                                                     1,166,665

Computer -- Software 1.29%                                                                                    823,805
 18,500   Intuit, Inc.*                                                                                       823,805

Finance -- Consumer Loans 2.12%                                                                             1,354,600
 65,000   MBNA Corp.                                                                                        1,354,600

Finance -- Investment Management 3.58%                                                                      2,284,200
 13,500   Affiliated Managers Group, Inc.*                                                                    822,825
 22,500   Legg Mason, Inc.                                                                                  1,461,375

Finance -- Savings & Loan 5.07%                                                                             3,239,270
 40,500   First Financial Holdings, Inc.                                                                    1,095,120
 10,000   GreenPoint Financial Corp.                                                                          509,400
 95,000   South Street Financial Corp.                                                                        912,000
 17,500   Washington Mutual, Inc.                                                                             722,750

Finance -- Services Misc. 1.03%                                                                               660,229
  3,400   Chicago Mercantile Exchange Holdings, Inc. (The)*                                                   236,742
 17,180   CIT Group, Inc.                                                                                     423,487

Insurance -- Brokers 4.20%                                                                                  2,679,740
 32,000   Marsh & McLennan Cos., Inc.                                                                       1,634,240
 34,000   Willis Group Holdings Ltd.*                                                                       1,045,500

Insurance -- Life 8.56%                                                                                     5,465,707
 35,000   AFLAC, Inc.                                                                                       1,076,250
 26,250   Jefferson Pilot Corp.                                                                             1,088,325
 39,000   Protective Life Corp.                                                                             1,043,250
 34,510   Prudential Financial, Inc.*                                                                       1,161,262
 21,000   StanCorp Financial Group, Inc.                                                                    1,096,620

Insurance -- Property & Casualty 3.06%                                                                      1,956,636
 22,000   American International Group, Inc.                                                                1,213,960
  2,915   ProAssurance Corp.                                                                                   78,676
  8,000   XL Capital Ltd. (Class A) (Bermuda)                                                                 664,000

Mortgage & Real Estate Services 3.62%                                                                       2,314,190
 17,000   Fannie Mae                                                                                        1,146,480
 23,000   Freddie Mac                                                                                       1,167,710

                                                                              INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE   (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 1.58%                                                                               $1,010,159
(Cost $1,010,159)

Cash Equivalents 0.04%
Certificates of deposit in mutual banks                                                            $29         29,159

Joint Repurchase Agreement 1.54%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875% due
02-15-21 thru 11-15-28)                                                          1.100%            981        981,000

TOTAL INVESTMENTS 99.89%                                                                                  $63,804,370

OTHER ASSETS AND LIABILITIES, NET 0.11%                                                                       $67,646

TOTAL NET ASSETS 100.00%                                                                                  $63,872,016

* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $43,411,356)                           $63,804,370
Cash                                                                      463
Dividends and interest receivable                                     136,624

Total assets                                                       63,941,457

LIABILITIES
Payable to affiliates
 Management fee                                                        30,476
 Other                                                                  8,076
Other payables and accrued expenses                                    30,889

Total liabilities                                                      69,441

NET ASSETS
Capital paid-in                                                    37,213,160
Accumulated net realized gain on investments                        5,921,490
Net unrealized appreciation of investments                         20,393,014
Accumulated net investment income                                     344,352

Net assets                                                        $63,872,016

NET ASSET VALUE PER SHARE
Based on 3,986,504 shares outstanding                                  $16.02

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                            $650,939
Interest (including security lending income of $6)                      6,972

Total investment income                                               657,911

EXPENSES
Investment management fee                                             193,709
Administration fee                                                     44,702
Trustees' fee                                                          43,945
Legal fee                                                              18,868
Auditing fee                                                           17,574
Miscellaneous                                                          12,285
Printing                                                                8,899
Custodian fee                                                           8,733
Transfer agent fee                                                      7,592
Interest expense                                                          795

Total expenses                                                        357,102

Net investment income                                                 300,809

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    3,960,538
Change in net unrealized appreciation (depreciation)
  of investments                                                    2,245,704

Net realized and unrealized gain                                    6,206,242

Increase in net assets from operations                             $6,507,051

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses
and distribu-
tions, if any,
paid to share-
holders.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                 $652,982      $300,809
Net realized gain                                    2,752,310     3,960,538
Change in net unrealized
  appreciation (depreciation)                       (5,402,091)    2,245,704

Increase (decrease) in net assets
  resulting from operations                         (1,996,799)    6,507,051

Distributions to shareholders
From net investment income                            (637,840)           --
From net realized gain                              (2,476,098)           --
                                                    (3,113,938)           --

NET ASSETS
Beginning of period                                 62,475,702    57,364,965

End of period 2                                    $57,364,965   $63,872,016


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated net investment income of $43,543 and $344,352, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02     6-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $27.91      $23.97      $18.16      $16.58      $15.67      $14.39
Net investment income 2                                   0.33        0.35        0.39        0.22        0.16        0.08
Net realized and unrealized
  gain (loss) on investments                             (1.99)      (3.49)       0.72        1.49       (0.66)       1.55
Total from
  investment operations                                  (1.66)      (3.14)       1.11        1.71       (0.50)       1.63
Less distributions
From net investment income                               (0.32)      (0.35)      (0.38)      (0.24)      (0.16)         --
From net realized gain                                   (1.96)      (2.32)      (2.31)      (2.38)      (0.62)         --
                                                         (2.28)      (2.67)      (2.69)      (2.62)      (0.78)         --
Net asset value,
  end of period                                         $23.97      $18.16      $16.58      $15.67      $14.39      $16.02
Per share market value,
  end of period                                         $22.38      $15.50      $13.69      $13.17      $12.36      $14.94
Total return at
  market value (%)                                      (18.37)     (18.94)       5.02       14.41       (0.25)      20.87 3

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $96         $72         $66         $62         $57         $64
Ratio of expenses
  to average net assets (%)                               0.97        1.05        1.12        1.23        1.16        1.21 4
Ratio of net investment income
  to average net assets (%)                               1.22        1.52        2.35        1.23        1.04        1.02 4
Portfolio turnover (%)                                       9          14          23          53          42          15

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Based on the average of the shares outstanding.

3 Not annualized.

4 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. There were no securities loaned on June 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distri butions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund's average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of approximately 0.15% of the Fund's average weekly net asset value, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its Officers nor to any Director who may be employed by an affiliate of the Fund. Certain officers or Directors of the Fund are Officers of the Adviser.

NOTE C
Fund common share transactions

The Fund had no common share transactions during the period ended June 30, 2003. The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $9,417,080 and $8,872,669, respectively.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $43,416,544. Gross unrealized appreciation and depreciation of investments aggregated $20,914,342 and $526,516, respectively, resulting in net unrealized appreciation of $20,387,826. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying Mellon Investor Services (the "Plan Agent"), in writing. Shareholders who do not participate will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER MEETINGS

In January 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



FOR YOUR
INFORMATION

DIRECTORS

Franklin C. Golden
Robert G. Freedman
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS

Franklin C. Golden
Chairman

William L. Braman
President

Robert E. Gramer
Treasurer

James K. Schmidt
Vice President

Susan S. Newton
Secretary

Thomas H. Connors
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

INDEPENDENT
DIRECTORS' COUNSEL

Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed Nasdaq Symbol: JHFT

For shareholder assistance refer to page 17


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, NJ 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7054

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PT0SA      6/03
           8/03


ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Proxy Voting Policies and Procedures


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003





By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    August 27, 2003